LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE SELECT FUND,

DATED MARCH 1, 2015

The Board of Trustees has approved the engagement of First Quadrant, LP (“First Quadrant”) as a subadviser to manage a global macro (systematic) strategy of the fund. First Quadrant is expected to start managing a portion of the fund’s assets on or about May 2, 2016.

The section of the Prospectus titled “Principal investment strategies” is supplemented with the following text:

Investment strategy	Subadviser
Global Macro (Systematic)	First Quadrant, LP

The sections of the Prospectus titled “Principal risks – Model risk” and “More on the fund’s investment strategies, investments and risks – More on risks of investing in the fund – Model risk” are replaced with the following text:

Model risk. The subadvisers’ investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. A subadviser’s investment models may not be able to protect against or capture certain extraordinary sudden market events such as U.S. or foreign governments‘ actions or interventions, and as a result may not be as effective during these periods.

The section of the Prospectus titled “Management – Subadvisers” is replaced with the following text:

Subadvisers: Apex Capital, LLC, Atlantic Investment Management, Inc., BH-DG Systematic Trading LLP (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), First Quadrant, LP, River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC), and TT International.

The section of the Prospectus titled “More on the fund’s investment strategies, investments and risks” is supplemented with the following text:

First Quadrant (Global Macro (Systematic)): The subadviser’s strategy seeks to achieve absolute return from investments in currency markets. The strategy may be exposed to currencies of developed and emerging market countries that, in the subadviser’s opinion, have liquid currency markets. The subadviser employs an active currency strategy that seeks to deliver returns (or alpha) that are not correlated to the movements of the securities markets. The subadviser seeks to achieve absolute return by exploiting factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the subadviser’s proprietary investment models which are the systematic expression of its research and fundamental ideas. The lead portfolio manager at the subadviser maintains ultimate discretion over the investment models and investment decisions. The subadviser may consider selling a position for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) it appears to be overvalued; or (3) a more attractive investment opportunity is identified.

The section of the Prospectus titled “More on the fund management – Subadvisers” is supplemented with the following text:

First Quadrant, LP (“First Quadrant”), 800 East Colorado Blvd., Suite 900, Pasadena, CA 91101, serves as a subadviser to the fund. First Quadrant is a Delaware limited partnership. The general partner of First Quadrant is Affiliated Managers Group, Inc., a publicly traded company. First Quadrant is an innovative investment management firm specializing in macro and equity strategies that was established in 1988 and has been registered as an investment adviser with the SEC since 1996. First Quadrant provides asset management to corporations, endowments, foundations and public pension plans. Total assets managed by First Quadrant were approximately $20.313 billion as of December 31, 2015.

Please retain this supplement for future reference.

PRML239912